                                  SCHEDULE 14A
                                 (Rule 14a-101)
                            SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[_]Preliminary Proxy Statement
[_]Confidential, for Use of the Commission Only (as permitted by Rule 14a-
6(e)(2))
[X]Definitive Proxy Statement
[_]Definitive Additional Materials
[_]Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                            Vestaur Securities, Inc.
                           File No. 811-2320; 2-47081
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  1)Title of each class of securities to which transaction applies:

    -------------------------------------------------------------
  2)Aggregate number of securities to which transaction applies:

    -------------------------------------------------------------
  3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    -------------------------------------------------------------
  4)Proposed maximum aggregate value of transaction:

    -------------------------------------------------------------
  5)Total fee paid:

    -------------------------------------------------------------

[_]Fee paid previously with preliminary materials.
[_]Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  1)Amount Previously Paid:

    -------------------------------------------------------------

  2)Form, Schedule or Registration Statement No.:

    -------------------------------------------------------------

  3)Filing Party:

    -------------------------------------------------------------

  4)Date Filed:

    -------------------------------------------------------------

                           VESTAUR SECURITIES, INC.

                            123 South Broad Street
                       Philadelphia, Pennsylvania 19109

                                --------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 MAY 12, 1999

                                --------------

TO THE STOCKHOLDERS
OF VESTAUR SECURITIES, INC.

  Notice is hereby given that the Annual Meeting of Stockholders of Vestaur Securities, Inc. (the "Fund") will be held on Wednesday, May 12, 1999, at 11:00 a.m. local time, at First Union, 5th Floor Board Room, 123 South Broad Street, Philadelphia, PA 19109, for the following purposes:

    1. To elect a Board of nine Directors to serve until the next annual meeting and until their successors shall have been elected and qualified.

    2. To ratify the action of the Board of Directors in selecting Deloitte & Touche, LLP as auditors to examine the books and financial statements of Vestaur Securities, Inc., for the period commencing December 1, 1998 and ending November 30, 1999.

    3. The transaction of such other business as may properly be brought before the meeting.

  Stockholders of record at the close of business on April 5, 1999 will be entitled to vote at the Annual Meeting. A complete list of the stockholders entitled to vote at the meeting shall be available for examination by any stockholder at the principal office of the Fund during normal business hours from April 29, 1999 until the commencement of the meeting, at which time the list will be available at the place of the meeting.

  It is hoped that you will attend the meeting, but if you cannot do so, please fill in and sign the enclosed proxy, and return it in the accompanying envelope as promptly as possible. Any stockholder attending can vote in person even though a proxy has already been returned.

                                     By Order of the Board of Directors

                                     KAREN G. BATER
                                     Secretary and Vice President

Philadelphia, Pennsylvania
April 9, 1999

                            VESTAUR SECURITIES, INC.

                                PROXY STATEMENT

  This proxy statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of Vestaur Securities, Inc. ("Vestaur" or the "Fund") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at First Union, 5th Floor Board Room, 123 South Broad Street, Philadelphia, Pennsylvania 19109, on Wednesday, May 12, 1999 at 11:00 a.m., local time. The address of the principal office of the Fund is 123 South Broad Street, Philadelphia, Pennsylvania 19109.

Proxy Solicitation

  All proxies in the enclosed form which are properly executed and returned to the Fund will be voted as provided therein at the Annual Meeting or at any adjournments thereof. A stockholder executing and returning a proxy has the power to revoke it at any time before it is exercised by giving written notice of such revocation to the Secretary of the Fund. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Annual Meeting and vote your shares in person.

  The Board of Directors intends to bring before the meeting the matters set forth in items 1 and 2 in the foregoing notice. The persons named in the enclosed proxy and acting thereunder will vote with respect to items 1 and 2 in accordance with the directions of the stockholders as specified on the proxy card; if no choice is specified, the shares will be voted FOR the election of the nine directors named under Item 1 and FOR ratification of Deloitte & Touche, LLP as auditors. If any other matters are properly presented to the meeting for action, it is intended that the persons named in the enclosed proxy and acting thereunder will vote in accordance with the views of management thereon. Abstentions and broker non-votes are counted for quorum purposes. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions will be excluded from a vote on the proposal to ratify approval of accountants. For this reason, abstentions and broker non-votes will have no effect on the proposal to ratify approval of accountants because it requires the affirmative vote of a majority of shares cast at the meeting. Under the rules of the New York Stock Exchange, Inc., brokers who hold shares in street name for customers have the authority to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote on the election of directors.

  The affirmative vote of a plurality of the shares present in person or represented by proxy at the meeting is required for the election of Directors (Item 1) and the affirmative vote of a majority of the shares cast at the meeting is required for ratification of the selection of independent public accountants (Item 2).

  In the event a quorum is not present at the meeting or in the event that a quorum is present but sufficient votes to approve the proposed item are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at such meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal, IN FAVOR of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal, AGAINST any such adjournment.

  The Fund will bear the costs of preparing, printing and mailing this proxy statement, the proxies and any additional materials which may be furnished to stockholders. Solicitation may be undertaken by mail, telephone, telegraph and personal contact. The Fund has engaged Corporate Investor Communications, Inc. to solicit proxies from brokers, banks, other institutional holders and individual stockholders for a fee of approximately $5,000. This fee will be borne by the Fund. The Annual Report of the Fund has been mailed to all stockholders entitled to vote at the Annual Meeting. The Fund will furnish, without charge, a copy of the Annual Report to a stockholder upon request. Stockholder requests should be directed to Carol Kosel, Evergreen Keystone Funds, 200 Berkeley Street, Boston, Massachusetts 02116-5034. Telephone by collect call to (617) 210-3231. This proxy statement and form of proxy were first sent to stockholders on or about April 9, 1999.

Voting Securities and Principal Holders Thereof

  Holders of Common Stock of the Fund of record at the close of business April 5, 1999 will be entitled to vote at the Annual Meeting or any adjournment thereof. As of February 28, 1999, the Fund has outstanding 6,746,565 shares of Common Stock. The stockholders are entitled to one vote per share of Common Stock on all business of the Annual Meeting. To the knowledge of the Fund, there is no beneficial owner of more than 5% of the outstanding Common Stock of the Fund.

  The officers and directors of the Fund as a group beneficially own in the aggregate 3,726.857 shares (0.06%) of the outstanding Common Stock of the Fund and less than 1% of the outstanding securities of First Union Corporation ("First Union"), parent of First Union National Bank ("FUNB" or the "Adviser"), respectively.

                            I. ELECTION OF DIRECTORS

  At the Annual Meeting nine Directors, constituting the entire Board of Directors of the Fund, are to be elected to hold office until the next annual meeting and until their successors are elected and shall have qualified. If any nominee for any reason becomes unable to serve, the persons named as proxies will vote for the election of such other persons as they believe will carry on the present policies of the Fund and as they deem to be qualified. The Board of Directors has no reason to believe that any of the nine nominees will be unable to serve. Mr. Jansing was previously a Director of the Fund from its inception in 1972 until his resignation in July, 1974. The ages, principal occupations and certain other affiliations of the nominees, the amount of stock owned beneficially, directly or indirectly, in the Fund and the years they first became Directors of the Fund are as follows:

                                                             Shares Owned
                                                             beneficially,
                             Age () Principal        First    directly or  Percent of
                           Occupation and other      Became   indirectly     Class
 Name and Address              affiliations         Director    4-5-99       4-5-99
 ----------------          --------------------     -------- ------------- ----------
 Steven S. Elbaum        (50) Chairman and Chief      1999        -0-           --
 1790 Broadway           Executive Officer of The
 New York, NY 10019      Alpine Group, Inc.
                         (Holding Company);
                         Chairman of the Board of
                         Superior Telecom Inc.
                         and PolyVision
                         Corporation; Director of
                         Interim Services, Inc.
 Paul B. Fay, Jr.        (80) President, The Fay      1972     1,569.857      .023
 3766 Clay Street        Improvement Company;
 San Francisco, CA 94118 Trustee of Odell
                         Charitable Foundation
                         and Naval War College
                         Foundation (Emeritus);
                         Director of First
                         American Financial
                         Corporation, and
                         Compensation Resource
                         Group Incorporated.
 #Robert F. Gurnee       (71) Chairman, Financial     1991        200         .003
 3801 Kennett Pike       Integrity Group, Inc.,
 Building B, Suite 201   Director, Japan Equity
 Greenville, DE 19807    Fund, Inc., The Thai
                         Capital Fund. Formerly,
                         Chairman, Sears Roebuck
                         Acceptance Corporation,
                         and Sears Receivables
                         Financing Group; and
                         Vice President and
                         Corporate Treasurer,
                         Sears, Roebuck and Co.
 *
 **Glen T. Insley        (52) Chairman of the         1998        300         .004
 Two First Union Center  Board, Senior Vice
 NC-1157                 President, Managing
 Charlotte, NC 28288     Director of Fixed
                         Income, FUNB, First
                         Capital Group.
 #John C. Jansing, Sr.   (73) Director, Lord          1972       1,000        .015
 162 S. Beach Road       Abbett & Co. managed
 Hobe Sound, FL 33455    group of mutual funds
                         and Alpine Group Inc.
                         Formerly, Chairman,
                         Independent Election
                         Corporation of America.
 Charles P. Pizzi        (48) President, Greater      1997        -0-           --
 200 S. Broad Street     Philadelphia Chamber of
 Suite 700               Commerce.
 Philadelphia, PA 19102
 #
 **Philip R. Reynolds    (71) Treasurer and           1972        -0-           --
 43 Montclair Drive      Trustee of J. Walton
 West Hartford, CT 06107 Bissell Foundation.
                         Formerly, Executive Vice
                         President, Investments,
                         Phoenix Mutual Life
                         Insurance Co.
 **Marciarose Shestack   (65) Freelance broadcast     1972       657.220      .010
 Parkway House           journalist and public
 2201 Pennsylvania Ave.  relations consultant.
 Phila., PA 19130        Formerly, Consultant of
                         Philadelphia Developers
                         Alliance, and President,
                         Philadelphia Developers'
                         Alliance.
 Robert E. Shultz        (59) Senior Vice             1999        -0-           --
 120 Scarlet Oak Dr.     President, The Common
 Wilton, CT 06897        Fund; formerly Managing
                         Director, Trust Company
                         of the West; Director,
                         Institute for
                         Quantitative Research in
                         Finance and LIM Asia
                         Special Fund, Partner,
                         TSW Associates L.L.C.
                         (executive recruiting).

------------------

# Member of Audit Committee

* Interested Person

** Member of Executive Committee

  Under the 1940 Act, Mr. Insley is an "interested person" of the Fund because he is an officer of the Adviser. Mr. Pizzi is not considered an "interested person" of the Fund; however, the Greater Philadelphia Chamber of Commerce is a party to an investment advisory agreement with the Adviser and maintains certain banking and trust relationships with First Union. The Fund does not believe that the relationships are material business relationships. If these circumstances change, the Board of Directors will determine whether any action is required to change the composition of the Board.

  The officers of the Fund, the period during which each has served, their ages, principal occupations during the last five years including offices held with the Adviser, First Union and its affiliated companies and beneficial ownership of shares of the Common Stock of First Union are as follows:

                                                                         Common
                                                        First Union***  Stock***
                                                         Shares Owned  Options to
                                                         Beneficially   Purchase
 Name, Age () and Office     Principal Occupation           4-5-99       4-5-99
 -----------------------     --------------------       -------------- ----------
 Glen T. Insley (52)         Senior Vice President,       7,020****      9,000
  Chairman of the Board      Managing Director of
  since 1998.                Fixed Income, FUNB,
                             First Capital Group.
 Dung Vukhac (55)            Senior Vice President;         15,647       9,310
  President since 1995.      formerly, Managing
                             Director, Senior Vice
                             President, Fixed Income
                             Services, CoreStates
                             Investment Advisers,
                             Inc. since 1987;
                             Previously, Securities
                             Analyst, Economist, Vice
                             President and Fixed
                             Income Manager, Trust
                             Department, Philadelphia
                             National Bank.
 J.P. Weaver (39)            Director of Fixed Income       4,500           --
  Vice President since 1999. Research and Portfolio
                             Manager; Vice President,
                             First Capital Group.
 Karen G. Bater (40)         Portfolio Manager;             2,406        1,906
  Vice President and         Formerly Assistant Vice
  Secretary since 1999.      President of the Fund
                             (1992-1999). Vice
                             President and Senior
                             Portfolio Manager,
                             CoreStates Investment
                             Advisers, Inc. since
                             1986.
 Carol Kosel (35)            Vice President, Director        480           392
  Treasurer since 1999.      of Fund Administration,
                             Evergreen Investment
                             Services.

------------------

*** First Union has approximately 966.9 million shares of Common Stock outstanding.
****  Mr. Insley has shared voting power with respect to 1,000 shares.

  All officers are elected to one-year terms. All officers and directors may be reached through the principal offices of the Fund at 123 South Broad Street, Philadelphia, Pennsylvania 19109. The Fund had no Nominating or Compensation Committees during fiscal year 1998. The Board of Directors held four regular meetings in fiscal year 1998.

  Unless instructed by the stockholders to refrain from so voting, it is the intention of the persons named as proxies to vote for election of the NINE nominees listed above as Directors. Provided that a quorum is present, a plurality of the votes validly cast at the meeting is required to elect each of the Directors.

         OTHER REMUNERATION AND AFFILIATIONS OF OFFICERS AND DIRECTORS

  Each of the eight directors of the Fund who are not affiliated persons (as defined in the Investment Company Act of 1940, as amended) of the Adviser, or of First Union, its parent, receives an annual fee of $7,000, and $200 for each Board meeting attended, as compensation for services. The Fund also pays such Board members $100 for each Executive Committee Meeting attended and $150 for each Audit Committee Meeting attended. The Fund also reimburses all Directors who are not affiliated persons for expenses incurred in connection with attending meetings of the Board of Directors. For the year ended November 30, 1998 aggregate Directors fees paid were $52,950 and expenses paid were $13,468 (see table below). Fees, salaries or other remuneration of officers of the Fund who also serve as directors, officers, employees or special consultants to the Adviser or any of their affiliated companies are borne by the Adviser or First Union affiliate for whom the individual serves. All present officers are covered by this provision, and did not receive any compensation or expense reimbursement from the Fund.

                                                              Total Compensation
                                                              from Registrant and
                                        Aggregate                Fund Complex
                                    Compensation from          Paid to Directors
Name of Person                    Registrant for Fiscal         for Fiscal Year
and Position                       Year Ended 11-30-98          Ended 11-30-98
--------------                    ---------------------       -------------------
Steven S. Elbaum Director                     -0-                        -0-
Paul B. Fay, Jr. Director               $7,800.00                  $7,800.00
Robert F. Gurnee Director               $8,100.00                  $8,100.00
Glen T. Insley Director                       -0-                        -0-
John C. Jansing, Sr. Director           $8,100.00                  $8,100.00
Charles P. Pizzi Director               $7,800.00                  $7,800.00
Philip R. Reynolds Director             $7,900.00                  $7,900.00
Marciarose Shestack Director            $7,800.00                  $7,800.00
Robert E. Shultz Director                     -0-                        -0-

                  II. RATIFICATION OF APPOINTMENT OF AUDITORS

  At a meeting held on December 9, 1998, the Board of Directors, including a majority of those Directors who are not interested persons of the Fund, selected Deloitte & Touche, LLP, the current auditors for the Fund, as auditors to examine the Fund's books and securities and to certify from time to time the Fund's financial statements for the period December 1, 1998 to November 30, 1999, subject to ratification by the stockholders of the Fund. The firm has no direct or indirect material interest in the Fund. Representatives of Deloitte & Touche, LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions. A majority vote of the shares represented in person and by proxy at the meeting is necessary to ratify the selection of the auditors.

  The Board of Directors has appointed an Audit Committee consisting of Philip Reynolds, John C. Jansing and Robert F. Gurnee. The purpose of this Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that they deem appropriate. The Committee met twice during fiscal year 1998.

                             THE INVESTMENT ADVISER

  FUNB is a wholly-owned subsidiary of First Union, a North Carolina-based, multi-bank holding company subject to the Bank Holding Company Act of 1956, as amended, and the rules and regulations promulgated thereunder (the "BHCA"). The principal business address of the Adviser is One First Union Center, Charlotte, North Carolina 28288-0013. The Adviser provides investment advisory services to individuals, investment companies, pension and profit sharing plans and corporations or other business entities.

  The names and principal occupations of the Directors and principal executive officers of First Union National Bank are as follows:

   Edward E. Crutchfield, Jr. Chairman and Chief Executive Officer, First Union
                              Corporation; Chief Executive Officer and
                              Chairman, First Union National Bank

   John R. Georgius           President, First Union Corporation; President,
                              First Union National Bank

   Marion A. Cowell, Jr.      Executive Vice President, Secretary & General
                              Counsel, First Union Corporation; Secretary and
                              Executive Vice President, First Union National
                              Bank

   Robert T. Atwood           Executive Vice President and Chief Financial
                              Officer, First Union Corporation; Chief Financial
                              Officer and Executive Vice President, First Union
                              National Bank

  None of the foregoing persons owns as much as 1% of the outstanding stock of First Union and all of them own less than 5%.

  Glen T. Insley, Chairman of the Fund, is Managing Director, Fixed Income, of the First Capital Group of the Adviser, with direct responsibility for the Fund's investment activities. J.P. Weaver and Karen G. Bater, Vice President and Vice President and Secretary of the Fund, respectively, are portfolio managers of the Adviser, with responsibility for fixed income investments. Carol Kosel, Treasurer of the Fund, is affiliated with Evergreen Investment Services, an affiliate of First Union. Dung Vukhac, President of the Fund, is a member of the Adviser's fixed income division and oversees investment management activities of the Fund. Mr. Insley is responsible for management of the Fund. Ms. Bater is primarily responsible for management of the Fund's portfolio. Ms. Kosel is responsible for the Fund's compliance with governing law and maintaining the books and records of the Fund and for working with the portfolio manager on a continuous basis to assure that accounting records are properly maintained and that monies of the Fund are fully invested at all times.

  Administrative services provided by FUNB are provided by Evergreen Investment Services ("EIS"), an affiliated company of FUNB. EIS's address is 200 Berkeley Street, Boston, MA 02116-5034.

  State Street Bank and Trust Company serves as custodian of the Fund's assets. Prior to April 1, 1998, CoreStates Bank, N.A. ("CoreStates Bank") the parent company of the Fund's former adviser, served as custodian of the Fund's assets. For the fiscal year ended November 30, 1998, the Fund paid custodian fees of $7,770 to CoreStates Bank.

                             THE ADVISORY AGREEMENT

  Pursuant to the terms of the Advisory Agreement, the Adviser provides the Fund with an investment program complying with the investment objectives, policies and restrictions of the Fund and in carrying out such program is responsible for the investment and reinvestment of the Fund's assets. The Adviser performs and absorbs the cost of research, statistical analysis and continuous complete supervision of the Fund's investment portfolio. The Adviser also causes the Fund to be furnished office space and all ordinary and necessary office facilities, equipment and personnel for managing the affairs of the Fund. The Adviser or its affiliates paid the fees, salaries or other remuneration of directors and officers of the Fund who also served as directors, officers or employees of or special consultants to First Union Corporation, First Union National Bank, or any of their affiliated companies. In addition, the Adviser absorbed the costs and expenses of the Fund's Transfer Agent, Dividend Disbursing Agent and Agent under the Automatic Dividend Investment Plan and the Fund's Registrar. In return for its advisory and other services and the expenses it assumed, under the terms of the Advisory Agreement, the Adviser is entitled to receive a monthly fee at an annual rate of 0.5% of the average monthly net asset value of the Fund plus 2.5% of the net amount of interest and dividend income after deducting interest on borrowed funds. Amortization of debt discount is not considered interest income for the purpose of calculating such fee. For the fiscal year ended November 30, 1998, the Adviser received $693,302 (0.7% of average net assets) from the Fund in fees. The previous adviser, CoreStates Investment Advisers, Inc., received $230,470 and FUNB received $462,832.

  The Fund is responsible under the Advisory Agreement for all other costs and expenses of its operations, including fees of the Directors who were not "affiliated persons" (as defined in the 1940 Act) of First Union Corporation, First Union National Bank or any of their affiliated companies, custodian expenses, legal fees, expenses of independent accountants, costs of acquiring and disposing of portfolio securities, brokerage fees, taxes, stock exchange listing expenses, reports to stockholders, proxy materials, and the cost of printing share certificates and other expenses. The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law of for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties under this Agreement.

  The Advisory Agreement was approved by the stockholders of the Fund on April 28, 1998 for a two year term. The Advisory Agreement provides that it will continue from year to year so long as such continuance is specifically approved at least annually by (1) the Board of Directors of the Fund or (2) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that in either event the continuance also is required to be approved by the vote of a majority of the Directors of the Fund who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund or the Adviser cast in person at a meeting called for the purpose of voting upon such approval. The Advisory Agreement provides for its automatic termination in the event of its assignment. In addition, the Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Fund.

                             ADDITIONAL INFORMATION

  The Adviser has informed the Fund that the services provided under the Advisory Agreement may be performed by FUNB and its bank and non-bank affiliates without violation of applicable statutes and regulations, including the federal statute commonly known as the Glass-Steagall Act. The Glass-Steagall Act, among other things, relates to the activities of bank holding companies and banks and their subsidiaries and affiliates in connection with investment companies. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could prevent or restrict the ability of FUNB or any other affiliates or subsidiaries of First Union to continue to perform such services for the Fund. Depending upon the nature of any changes in the services which could be provided by FUNB or First Union's other affiliates, the Board of Directors of the Fund would review the relationships with First Union's affiliates and subsidiaries and consider taking all actions necessary depending upon the circumstances.

  The Adviser has informed the Fund that the Fund's assets will not be invested in stock or obligations of or property acquired from First Union or its affiliates or directors, officers or employees or other persons with substantial connections with First Union or its affiliates and that such assets will not be sold or transferred, by loan or otherwise, to First Union or its affiliates or persons connected with them. The Directors of the Fund do not believe that these restrictions impose any additional or substantial burden on the Fund in connection with either its investment or administrative management.

                             STOCKHOLDER PROPOSALS

  Any stockholder desiring to present a proposal for consideration at the 2000 Annual Meeting of Stockholders of the Fund should submit such proposal in writing so that it is received by the Fund at 123 South Broad Street, Philadelphia, Pennsylvania 19109, by not later than December 11, 1999. Proxies submitted by stockholders confer discretionary authority on the individually named proxies to vote on all matters presented at the meeting, including any matter presented as to which the Fund did not have notice at least 45 days before the date on which the Fund mailed its proxy material for the prior year's Annual Meeting of Stockholders. Mere submission of a stockholder proposal does not guarantee inclusion of the proposal in the proxy statement or presentation of the proposal at the 1999 Annual Meeting since such inclusion and presentation are subject to compliance with certain federal regulations.

                                     Karen G. Bater, Secretary

April 9, 1999

PROXY

                            VESTAUR SECURITIES, INC.

 This Proxy is solicited on Behalf of the Board of Directors of the Corporation
              for the Annual Meeting of Stockholders, May 12, 1999

  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Carol Kosel and Karen G. Bater or either of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of stock standing in the name of the undersigned at the annual meeting of stockholders of Vestaur Securities, Inc. to be held at First Union, 5th Floor Board Room, 123 South Broad Street, Philadelphia, PA 19109 on May 12, 1999 at 11:00 o'clock a.m., local time, and at any and all adjournments thereof, and the undersigned hereby instructs said attorneys to vote:

                                     (Continued, and to be signed on other side)

X Please mark your
  votes as in this
  example.

  The shares represented by this proxy will be voted as specified in the following items 1 and 2, but if no choice is specified, they will be voted FOR the election of the 9 persons named in the proxy statement as Directors, and FOR ratification of the appointment of the auditors named.

1.ELECTION OF DIRECTORS

FOR all nominees        [ ] WITHHOLD       [ ] Nominees:   Steven S. Elbaum
(except as marked to        AUTHORITY to                   Paul B Fay, Jr.
the contrary below*)        vote for all                   Robert F. Gurnee
nominees                                                   Glen T. Insley
                                                           John C. Jansing
                                                           Charles P Pizzi
                                                           Phillip R. Reynolds

                                                           Maricarose Shestack

                                                           Robert E. Shultz

2. The ratification of the              FOR   AGAINST   ABSTAIN
   selection of Deloitte &              [ ]     [ ]       [ ]
   Touche as auditors for
   the period December 1, 1998
   through November 30, 1999.

(* INSTRUCTION: To withhold authority to vote for any individual nominee, write the name of the nominee(s) below.)

3. In their discretion, the proxies are authorized to vote upon any other business which may properly come before the meeting or any adjournment thereof.


SIGNATURE(S)                                            DATE            ,1999.
            --------------------------------------------    ------------
(Signature of all joint owners is required. Fiduciaries please indicate your full title. Sign exactly as name appears hereon.)

If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given the proxy holders to vote in accordance with the views of the management thereto. The management is not aware of any such matters.

                                                 ----------------------
                                                 PLEASE SIGN AND RETURN
                                                 THIS PROXY CARD IN THE
                                                 ENCLOSED ENVELOPE.
                                                 ----------------------